Long-Term Receivables and Other Assets - Schedule of Long-Term Receivables and Other Assets (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Mar. 31, 2013
Receivables [Abstract]
Prepayment of land leased from Israel Land Administration	$ 14,507	$ 13,682
Long-term deposits	36,183	5,000
Derivative instruments		1,767
Severance pay fund	2,085	2,594
Long-term security deposit	53	133
Other	66	51
Total long-term receivables and other assets	$ 52,894	$ 23,227